UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2009
Date of Report (Date of earliest event reported)

DORAL ENERGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	000-52738	98-0555508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 West Wall, Suite 500
Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

(432) 789-1180
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Doral Energy Corp. (the “Company”) has corrected an overvaluation of the net profit royalty interest (the “NPORRI”) granted in connection with the Company’s $50,000,000 Senior First Lien Secured Credit Agreement with Macquarie Bank Limited. Correcting this overvaluation is expected to result in the Company recording approximately $5.1 million less in interest expense and approximately $3.3 million less in net losses for the full fiscal year ended July 31, 2009 than originally anticipated.

When preparing its financial statements for the fiscal year ended July 31, 2009, the Company determined that the original valuation model for the NPORRI contained errors that resulted in an overstatement of the value of the NPORRI. After discovering this issue, the Company engaged an independent economist to re-evaluate the value of the NPORRI, resulting in a substantially lower value being assigned to the NPORRI at the date of grant than the value originally assigned for accounting purposes.

Also as a result of this correction, on November 4, 2009, the management and Board of Directors of Doral Energy Corp. (the “Company”) concluded that the Company’s audited financial statements for the year ended July 31, 2008, and the Company’s unaudited financial statements for the interim periods ended October 31, 2008, January 31, 2009 and April 30, 2009, (collectively, the “Relevant Periods”) should no longer be relied upon and will be restated. Correcting the above valuation error is expected to have the following effects on the Company’s financial statements for the Relevant Periods:

Year ended July 31, 2008

Financial Statement Item	Increase (Decrease)
Oil and gas properties	$5,118,254
Notes payable	$5,118,254

Three months ended October 31, 2008

Financial Statement Item	Increase (Decrease)
Oil and gas properties	$5,107,408
Notes payable	$5,098,946
Depletion expense	$10,846
Interest expense	$(19,308)
Net loss	$8,462

Three months ended January 31, 2009

Financial Statement Item	Increase (Decrease)
Oil and gas properties	$5,104,771
Deferred federal income tax assets	$(1,775,537)
Depletion expense	$2,637
Interest expense	$(5,098,946)
Income tax benefit	$(1,775,537)
Net loss	$(3,329,234)

Three months ended April 30, 2009

Financial Statement Item	Increase (Decrease)
Oil and gas properties	$5,099,918
Deferred federal income tax assets	$(1,775,537)
Depletion expense	$4,853
Net loss	$4,853

The Company expects to file restated financial statements for the Relevant Periods as soon as practicable. The Company expects to file its Annual Report on Form 10-K on a timely basis within the extended period set out in Rule 12b-25 of the Securities Exchange Act of 1934.

The Company’s Board of Directors discussed the decision to restate the Company’s financial statements for the Relevant Periods with the Company’s independent registered public accounting firm, Malone & Bailey, PC.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits

Exhibit
Number	Description of Exhibit

99.1	News Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DORAL ENERGY CORP.
Date: November 10, 2009
	By:	/s/ Everett Willard Gray, II

EVERETT WILLARD GRAY, II
Vice Chairman of the Board
and Chief Executive Officer